Summary of Significant Accounting Policies - Summary of Impact of Transition to IFRS 9 on Retained Profits and Reserves and Related Tax Impact (Detail) - Impact on initial application of IFRS 9 (2014) [member]
¥ in Millions
Jan. 01, 2018 CNY (¥)
Disclosure of Impact (net of tax) of transition to IFRS 9 on reserves and retained earnings [line items]
Recognition of additional expected credit losses on: - financial assets measured at amortized cost	¥ (1,118)
Reserves and retained profits [member]
Disclosure of Impact (net of tax) of transition to IFRS 9 on reserves and retained earnings [line items]
Recognition of additional expected credit losses on: - financial assets measured at amortized cost	(1,118)
Related tax	265
Net increase (decrease) in retained profits and reserves at January 1, 2018	¥ (853)